SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 25, 2000

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                          (Exact name of the registrant

                          as specified in its charter)

Delaware                     333-77561                   41-1808858

(State or other             (Commission                  (I.R.S. Employee
jurisdiction of            File No.)                     Identification No.)

Incorporation)

8400 Normandale Lake Boulevard                                   55437
Minneapolis, Minnesota
(Address of Principal                                         (Zip Code)

 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the January, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-1 RFM2 1996-HS1 RFM2 1996-HS2 RFM2 1996-HS3 RFM2 1996-RHS4 RFM2 1997-GMACM4
RFM2  1997-HI1  RFM2  1997-HI3  RFM2  1997-HS2  RFM2 1997-HS5 RFM2 1998-HI2 RFM2
1998-HI4  RFM2  1998-HS1 RFM2 1998-HS3 RFM2 1999-HI1 RFM2 1999-HI4 RFM2 1999-HI6
RFM2 1999-HI8 RFM2 1999-HS2 RFM2 1999-HS3 RFM2 1999-HS5 RFM2 1999-HS7 RFM2

Item 7. Financial  Statements and Exhibits

(a) See attached monthly reports.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

BY:
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  January 25, 2000


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

BY:   /S/ DAVEE OLSON

Name:  Davee Olson
Title: Chief Financial Officer
Dated: January 25, 2000


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